                                                                    Exhibit 10ww


                       SIXTH AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

     THIS AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of
                                            ---------
May 26, 1999 by and among LOJACK CORPORATION, a Massachusetts corporation (the "Parent"), and its wholly-owned subsidiaries, LOJACK INTERNATIONAL CORPORATION,
-------
a Delaware corporation, formerly known as LoJack Midwest Corporation (and the successor by merger to CarSearch Corporation), which was formerly a party to the Loan Agreement referred to below), LOJACK OF NEW JERSEY CORPORATION, a Delaware corporation, RECOVERY SYSTEMS, INC., a Florida corporation, LOJACK HOLDINGS CORPORATION, a Massachusetts corporation; LOJACK VENTURE CORPORATION, a Massachusetts corporation; LOJACK OF PENNSYLVANIA, INC., a Delaware corporation; and LOJACK FSC, LTD., a corporation organized under the laws of Barbados (collectively, the "Original Borrowers"); by execution of the Joinder
                             ------------------
attached hereto, LOJACK RECOVERY SYSTEMS BUSINESS TRUST, a Massachusetts business trust ("LoJack Business Trust"), and LOJACK ARIZONA, LLC, a Delaware
                 ---------------------
limited liability company ("LoJack Arizona"; and together with LoJack Business
                            --------------
Trust, the "New Subsidiaries") (the Original Borrowers and the New Subsidiaries
            ----------------
are referred to as the "Borrowers"); and BANKBOSTON, N.A. (f/k/a The First
                        ---------
National Bank of Boston)(the "Lender").
                              ------

                                    RECITALS
                                    --------

     A. The Lender and the Original Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994, February 20, 1996, October 31, 1996, February 28, 1997 and February 28, 1998 (as so amended, the "Loan Agreement"). Capitalized terms used herein without definition have
     --------------
the meanings assigned to them in the Loan Agreement;

     B. Since the execution of the Loan Agreement, (1) the Parent has organized the New Subsidiaries and (2) pursuant to (i) a certain Contribution and Assumption Agreement dated as of March 1, 1999 between the Parent and LoJack Arizona, the Parent has contributed certain intellectual property assets to LoJack Arizona and (ii) a certain Assignment and Assumption Agreement dated as of March 1, 1999 between the Parent and LoJack Business Trust, the Parent has assigned certain assets to LoJack Business Trust (collectively, the "Technology
                                                                     ----------
Transfers"), all without obtaining the prior written consent of the Lender, as
---------
required in the Loan Agreement;

     C. The Original Borrowers wish to (i) amend the Loan Agreement to add the New Subsidiaries as "Borrowers" thereunder, (ii) have the Lender waive the defaults caused by the organization of the New Subsidiaries and the Technology Transfers without the prior written consent of the Lender and (iii) amend certain other provisions of the Loan Agreement, all as hereafter set forth; and

     D. Subject to certain terms and conditions, the Lender is willing to agree to the same hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.  Amendments to Loan Agreement.
    ----------------------------

     A.   Deleted Definitions.  The definitions of "Conversion Date" and "Term
          -------------------                       ---------------       ----
Loan Principal" in Section 1.1 of the Loan Agreement are hereby deleted in its
--------------
entirety. Any and all references in the Loan Agreement to the "Conversion Date" shall hereafter mean and be a reference to, the "Maturity Date".

     B.  New Definition.  The definition of the term "Maturity Date" is hereby
         --------------                               -------------
added to Section 1.1 of the Loan Agreement in the proper alphabetical order:

     "Maturity Date.  June 1, 2002"
      -------------

     C.  Amendment to Definition of "Borrowers".  The definition of "Borrowers"
         --------------------------------------                      ---------
in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

          "Borrowers.  LoJack Corporation, LoJack International Corporation,
           ---------
          LoJack of New Jersey Corporation, Recovery Systems, Inc., LoJack Holdings Corporation, LoJack Venture Corporation, LoJack of Pennsylvania, Inc., LoJack FSC, LTD, LoJack Recovery Systems Business Trust and LoJack of Arizona, LLC."

     D.  Amendment to Definition of "Interest Period".  Clause (iv) of the
         --------------------------------------------
definition of "Interest Period" in Section 1.1. of the Loan Agreement is hereby
               ---------------
deleted.

     E.  Section 2.1 Amended.  Section 2.1 of the Loan Agreement is hereby
         -------------------
deleted in its entirety and replaced with the following:

          "2.1  The Revolving Credit Loans.  (a) Subject to the terms and
                --------------------------
     conditions hereof, the Lender will make Revolving Loans to the Borrowers, from time to time from the date hereof until the Maturity Date, in such sums as the Borrowers may request, provided that the principal amount of Revolving Loans outstanding at any one time shall not exceed the Commitment. Subject to the provisions of this Agreement, from the date hereof until the Maturity Date and within the limits of the Commitment, the Borrowers may borrow, repay and reborrow under this Section.

          (b) The Revolving Loans shall be evidenced by, and be payable as provided in, the Borrowers' joint and several Amended and Restated Revolving Credit Note in the form attached as Exhibit 2.1 hereto (with all
                                                   -----------
     substitutions therefor, the "Note"), payable to the order of the Lender,
                                  ----
     which note is hereby incorporated herein by reference and made a part hereof.

          (c) The Lender shall record in the Revolving Loan Account (i) all Revolving Loans, (ii) all payments made by any of the Borrowers and (c) other debits and credits, in accordance with customary accounting practices, including all interest, fees, charges, taxes and expenses chargeable to the Borrowers under this Agreement (collectively, the "Bank
                                                                          ----
     Charges").  The debit balance of the Revolving Loan Account shall reflect
     -------
     the amount of the Borrowers' Obligations to the Lender from time to time in respect of Revolving Loans and other Bank Charges hereunder. At least once each month the Lender may render a statement of account showing as of its date the debit balance(s) of the Loan Account which, unless within thirty
     (30) days of such date notice to the contrary is received by the Lender from the Borrowers, shall be considered correct and accepted by the Borrowers and conclusively binding upon them."

     F.   Section 2.8(b) Amended.  Section 2.8(b) of the Loan Agreement is
          ----------------------
hereby deleted in its entirety and replaced with the following:

     "(b)  [Intentionally Omitted]"

     G.   Section 4.5 Amended.  Section 4.5 of the Loan Agreement is hereby
          -------------------
amended by deleting the last sentence thereof in its entirety.

     H.   Section 4.6 Amended.  Section 4.6 of the Loan Agreement is hereby
          -------------------
amended by deleting the last sentence thereof in its entirety.

     I.  New Exhibits.  Exhibit 2.1 to the Loan Agreement is deleted and the
         ------------   -----------
attached Exhibit 2.1 is substituted therefor.  In addition, Exhibits 4.1, 4.8,
         -----------                                        -------- ---  ---
4.14, 4.17 and 4.20 to the Loan Agreement are hereby supplemented by the
----  ----     ----
disclosures on the attached Disclosure Rider.

     J.  Deleted Exhibits.  Exhibits 4.5 and 4.6 to the Loan Agreement are
         ----------------   -------- ---     ---
hereby deleted in their entirety.

II.  Waivers.  The Lender hereby agrees to waive the following:
     --------

     A. The Events of the Default which have occurred because the Parent organized the New Subsidiaries and consummated the Technology Transfers without first obtaining the prior written consent of the Lender in accordance with the Loan Agreement.

     B. The foregoing waiver is limited to its express terms and shall not be deemed to be a waiver of any other Event of Default which may have existed on or prior to the date hereof or which may hereafter arise. Further, the granting of this waiver shall not be construed as a continuing waiver or waiver of any other Event of Default under the Loan Agreement, or any other documents executed in connection therewith.

III.  Certain Representations.
      -----------------------

     As a material inducement to the Lender to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Lender (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

    A. The execution and delivery of this Amendment and performance by each Borrower of its respective obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter and/or by-laws of each Borrower, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound.

    B. After giving effect to this Amendment, the representations and warranties contained in Section 4 of the Loan Agreement are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been (i) permitted under the terms of the Loan Agreement, or (ii) otherwise approved in writing by the Lender or (iii) reflected in reports filed by the Borrower with the Securities and Exchange Commission and furnished to the Lender pursuant to Section 6.1(g)). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Borrowers from that disclosed in the financial statements most recently furnished to the Lender. No Event of Default has occurred and is continuing.

    C. The Borrowers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with this Amendment.

    D. This Amendment and the Note constitutes the legal, valid and binding obligation of each Borrower, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. Conditions.
    ----------

    The willingness of the Lender to agree to the foregoing is subject to the following conditions:

    A. Each Borrower shall have executed and delivered to the Lender (or shall have caused to be executed and delivered to the Lender) the following:

        1.  This Amendment, including the Joinder of the Loan Agreement;

        2.  The Note in the form of the new Exhibit 2.1 to the Loan Agreement
                                             -----------
(which shall supersede and replace the Amended and Restated Revolving Credit and Term Note dated February 28, 1998);

        3. The copies of the instruments and agreements (including schedules and exhibits thereto) effecting the Technology Transfers.

        4. True and complete copies of all required directors' or other governing bodies' consents and/or resolutions, authorizing the execution and delivery of this Amendment and such other documents as may be necessary, certified by a duly authorized officer of the appropriate Borrowers; and

        5. Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

    B. The Borrowers shall have paid to the Lender all outstanding legal fees and disbursements of the Lender's counsel;

    C. All legal matters relating to this Amendment shall be satisfactory to the Lender and its counsel.

V.  Effect of Amendment.
    -------------------

    This Amendment constitutes an amendment to and modification of the Loan Agreement and each of the Loan Documents. Each reference in the Loan Agreement to the "Loan Agreement", "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

VI. Miscellaneous.
    -------------

    A. As provided in the Loan Agreement, the Borrowers jointly and severally agree to reimburse the Lender upon demand for all reasonable out-of-pocket costs and expenses of the Lender, including all reasonable fees and disbursements of counsel to the Lender incurred in connection with the preparation of this Amendment and any other agreements, instruments and documents executed pursuant hereto.

    B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

    D. The obligations of the Borrowers under this Amendment shall be joint and several in nature.

                    **The Next Page is the Signature Page**

    IN WITNESS WHEREOF, the Lender and the Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                          LOJACK CORPORATION


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President


                          LOJACK INTERNATIONAL CORPORATION


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President


                          LOJACK OF NEW JERSEY CORPORATION


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President


                          RECOVERY SYSTEMS, INC.


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President


                          LOJACK HOLDINGS CORPORATION


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President


                          LOJACK VENTURE CORPORATION


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President

                          LOJACK OF PENNSYLVANIA, INC.


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President



                          LOJACK FSC, LTD.


                          By:
                             -----------------------------------
                             Joseph F. Abely,  President



                          BANKBOSTON, N.A.


                          By:
                             -----------------------------------
                             Patricia K. Conry, Director

                           JOINDER TO LOAN AGREEMENT
                           -------------------------

     The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Loan Agreement dated as of December 10, 1993, as amended October 11, 1994, February 20, 1996, October 31, 1996, February 28, 1997, February 28, 1998 and the date hereof (as amended, the "Loan Agreement"),
                                                              --------------
among BankBoston, N.A. (f/k/a The First National Bank of Boston), LoJack Corporation, LoJack International Corporation, LoJack of New Jersey Corporation, Recovery System, Inc., LoJack Holdings Corporation, LoJack Venture Corporation, LoJack of Pennsylvania, Inc. and LoJack FSC, Ltd., and shall have all of the rights and obligations of a "Borrower" under the Loan Agreement.
                             --------

     Executed as a sealed instrument as of May 26, 1999

                              LOJACK OF ARIZONA, LLC


                              By:
                                  ----------------------------


                              LOJACK RECOVERY SYSTEMS
                              BUSINESS TRUST


                              By:
                                  ----------------------------

                                  EXHIBIT 2.1
                                  -----------

                           FIFTH AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE
                             ---------------------


$7,500,000   Boston, Massachusetts
      December 10, 1993
                                                         as Amended and Restated
                                                         as of February 20, 1996
                                                         as Amended and Restated
                                                          as of October 31, 1996
                                                         as Amended and Restated
                                                         as of February 28, 1997
                                                         as Amended and Restated
                                                         as of February 28, 1998
                                                         as Amended and Restated
                                                              as of May 26, 1999


     FOR VALUE RECEIVED, LOJACK CORPORATION, LOJACK INTERNATIONAL CORPORATION, LOJACK OF NEW JERSEY CORPORATION, RECOVERY SYSTEMS, INC., LOJACK HOLDINGS CORPORATION, LOJACK VENTURE CORPORATION, LOJACK OF PENNSYLVANIA, INC., LOJACK FSC, LTD., LOJACK RECOVERY SYSTEMS BUSINESS TRUST and LOJACK OF ARIZONA, LLC (collectively, the "Borrowers"), hereby jointly and severally promise to pay to
                    ---------
BANKBOSTON, N.A. (the "Lender"), or order, at the head office of the Lender at
                       ------
100 Federal Street, Boston, Massachusetts 02110, the principal amount of Seven Million Five Hundred Thousand ($7,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans (as defined in the Loan Agreement referred to below) made by the Lender to the Borrowers pursuant to the Loan Agreement dated as of December 10, 1993 by and between the Borrowers and the Lender, as amended as of October 11, 1994, February 20, 1996, October 31, 1996, February 28, 1997, February 28, 1998 and May 26, 1999 and as hereafter amended or extended from time to time the "Loan Agreement"), together with
                                           --------------
interest thereon at the rate or rates provided in the Loan Agreement, payable monthly in arrears, without set-off, deduction or counterclaim, on the first Business Day of each month, and at the maturity of this Note, whether by payment or prepayment, acceleration or otherwise.

     Prior to the Maturity Date (as defined in the Loan Agreement) the principal amount hereof may be advanced, repaid and readvanced in accordance with the terms of the Loan Agreement. The principal amount outstanding hereunder on the Maturity Date shall be payable as provided in the Loan Agreement.

     Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Loan Agreement (including without limitation overadvances) due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 4% above the rate which then applies to this Note, which interest shall be compounded daily and payable on demand.

     In addition, if a payment of principal or interest hereunder is not made, due to the Borrowers' failure to pay the same in full on its due date, the Borrowers will also pay on demand a late payment charge equal to 5% of the amount of such payment. The foregoing shall in no way affect the Lender's right to exercise any of its rights or remedies, including those provided in Section
8.2 of the Loan Agreement.

     All payments under this Note shall be made at the head office of the Lender at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds.

     This Note is the "Note" referred to in , and is entitled to the benefits of, the Loan Agreement (including Exhibits thereto) and all other agreements and instruments evidencing the indebtedness hereunder (the "Loan Documents") which
                                                        --------------
Loan Documents are hereby incorporated herein by reference; but neither this reference to the Loan Documents nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as herein provided.

     This Note supersedes and replaces the Fourth Amended and Restated Revolving Credit and Term Note in the principal amount of $7,500,000 issued to the Lender by the Borrowers on February 28, 1998 under the Loan Agreement.

     In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrowers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     THIS INSTRUMENT SHALL HAVE THE EFFECT OF AN INSTRUMENT EXECUTED UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS CONTAINED THEREIN).


WITNESS AS TO ALL:            LOJACK CORPORATION


                              By:
----------------------           ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK INTERNATIONAL CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, Vice President



                              LOJACK OF NEW JERSEY CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President


                              RECOVERY SYSTEMS, INC.


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President


                              LOJACK HOLDINGS CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK VENTURE CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK OF PENNSYLVANIA, INC.


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK FSC, LTD.


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK RECOVERY SYSTEMS BUSINESS
                                TRUST


                              By:____________________________________




                              LOJACK OF ARIZONA, LLC


                              By:______________________________________